UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: July 28, 2026

S&P Global Inc.

(Exact Name of Registrant as specified in its charter)

New York	1-1023	13-1026995
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

55 Water Street, New York, New York 10041
(Address of Principal Executive Offices) (Zip Code)

(212) 438-1000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of Exchange on which registered
Common stock (par value $1.00 per share)	SPGI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
            Emerging growth company                ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                             ☐

Item 2.02 and 7.01.   Results of Operations and Financial Condition and Regulation FD Disclosure

On July 28, 2026, S&P Global Inc. (the “Registrant”) issued an earnings release containing a discussion of the Registrant’s results of operations and financial condition for the second quarter ended June 30, 2026, as well as certain guidance for 2026.

The earnings release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference in this Item 2.02 and Item 7.01. The unaudited pro forma condensed consolidated statements of income of the Registrant for the three months ended March 31, 2026 and for the years ended 2025, 2024 and 2023 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 2026 are attached as Exhibit 99.2 to this Form 8-K and are incorporated by reference in this Item 2.02 and Item 7.01.

Pursuant to general instruction B.2 to Form 8-K, the information furnished pursuant to Items 2.02 and 7.01, including Exhibits 99.1 and 99.2, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Form 8-K shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

(99.1)    Earnings Release of the Registrant, dated July 28, 2026.
(99.2)    Unaudited pro forma condensed consolidated statements of income of the Registrant for the three months ended March 31, 2026 and for the years ended 2025, 2024 and 2023 and the unaudited pro forma condensed consolidated balance sheet of the Registrant as of March 31, 2026, incorporated by reference from the Registrant's Form 8-K/A filed July 6, 2026.
(104)    Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K Report to be signed on its behalf by the undersigned hereunto duly authorized.

S&P Global Inc.

/s/	Judah Bareli
By:	Judah Bareli
Vice President, Associate General Counsel
& Corporate Secretary

Dated: July 28, 2026